ANCILLARY SERVICES AGREEMENT
                          ----------------------------

         THIS ANCILLARY SERVICES AGREEMENT (this "Agreement") is made and entered into as of (although not necessarily on) June 3, 1996 by and among INTEGRATED LIVING COMMUNITIES, INC. a Delaware corporation ("Company"), INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), and AGUIRRE, INC., a Texas Corporation ("Developer").

         WHEREAS, the parties hereto have entered into that certain Development Services Agreement of even date herewith; and

         WHEREAS, the parties desire to further memorialize agreements regarding the provision of certain services and the guarantee of payment thereof;

         Now, therefore, for good and valuable consideration of the mutual covenants contained herein and in the Development Services Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company, IHS and Developer hereby agree as follows:

                  1. Developer has anticipated costs and expenses to be paid to Developer pursuant to the Development Services Agreement. These costs and expenses are ancillary to those contained in Section 6 (A) and Exhibit B of the Development Services Agreement. The following costs and expenses are to be paid by Company to Developer contemporaneously upon execution of this Agreement and the Development Services
         Agreement:

                        A.   Prototype Design Fee for            $501,000.00
                             services as more fully described
                             in section (a) of the Development
                             Services Agreement; and

                        B.   Fees for Legal Services             $160,000.00

                             TOTAL                               $661,000.00

                  2. By signature below, to induce Developer to enter this Agreement and the Development Services Agreement with the Company, IHS hereby unconditionally guarantees to Developer the payment of the fees referenced in Section 1 above.






ANCILLARY SERVICES AGREEMENT - Page 1

                  3. As a material inducement for the entry into this Agreement and the Development Services Agreement, the Company and IHS hereby represent and warrant to Developer as follows:

                           a. That the  Company  and IHS each  possess  full and
                  complete authority to enter into this Agreement and when executed and delivered this Agreement will constitute valid and binding obligations of each enforceable in accordance with its terms;

                           b. That the existence of this Agreement and the terms
                  contained herein shall, to the extent required by law, be recorded in all disclosure materials necessary for compliance with all applicable state and federal securities laws;

                           c. That the entry by the Company and IHS into this Agreement is not in violation of any agreement, instrument or applicable law nor will the entry into this Agreement cause a default in any Agreement to which either is a party.


COMPANY:
- --------

EXECUTED on June 7, 1996


INTEGRATED LIVING COMMUNITIES, INC.
a  Delaware  corporation



By: /s/ Edward J. Komp
    -------------------------------------
    Edward J. Komp,
    President and Chief Executive Officer

IHS:
- ----

INTEGRATED HEALTH SERVICES, INC.


By: /s/ Edward J. Komp
    -------------------------------------
    Edward J. Komp,
    Executive Vice President


DEVELOPER:
- ----------

ANCILLARY SERVICES AGREEMENT - Page 2

EXECUTED on  June 7, 1996.



AGUIRRE, INC.,
a Texas corporation


By: /s/ Earl Dedman
    ------------------------
    C. Earl Dedman,
    Executive Vice President